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EXHIBIT 99.2

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Ross Stores, Inc. (the "Company") on Form 10-Q for the three and six month periods ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Call, as Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2002	/s/ J. CALL John G. Call, Senior Vice President, Chief Financial Officer, Principal Accounting Officer and Corporate Secretary

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  EXHIBIT 99.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002